GREENLIGHT RE ANNOUNCES FOURTH QUARTER AND YEAR-END 2024 FINANCIAL RESULTS

Grows Fully Diluted Book Value by 7.2% in 2024,
Marking Fifth Consecutive Year of Book Value Growth;
Increases Transparency with New Reporting Segments

GRAND CAYMAN, Cayman Islands – March 10, 2025 – Greenlight Capital Re, Ltd. (NASDAQ: GLRE) (“Greenlight Re” or the “Company”) today reported its financial results for the fourth quarter and year ended December 31, 2024.

Effective December 31, 2024, the Company restructured its reportable segments to better align with its multi-pillar strategy. Moving forward, the Company will report financial results under two segments, Open Market and Innovations. Additionally, prior-period results have been revised to ensure consistency with the new reporting structure.

Fourth Quarter 2024 Highlights (all comparisons are to fourth quarter 2023 unless noted otherwise):

•Gross premiums written increased 28.0% to $143.8 million;
•Net premiums earned increased 7.8% to $148.1 million;
•Net underwriting loss of $18.0 million, compared to net underwriting income of $11.8 million;
•Combined ratio of 112.1%, compared to 91.4%;
•Total investment income of $2.6 million, compared to $14.1 million; and
•Net loss of $27.4 million, or $(0.81) per diluted ordinary share, compared to net income of $17.6 million, or $0.50 per diluted ordinary share.

The Company’s underwriting loss of $18.0 million in the fourth quarter of 2024 was driven primarily by (i) strengthening of Open Market specialty reserves related to aviation losses from the 2022 Russia-Ukraine conflict, and (ii) catastrophe losses including Hurricane Milton, the Jeju Air plane crash, and other marine and energy related events. The combined ratio for the fourth quarter of 2024 included 10.1% related to Russia-Ukraine conflict, and 11.9% related to catastrophes.

Full Year 2024 Highlights (all comparisons are to full year 2023):

•Gross premiums written increased 9.7% to $698.3 million;
•Net premiums earned increased 6.3% to $620.0 million;
•Net underwriting loss of $8.2 million compared to a net underwriting income of $32.0 million;
•Combined ratio of 101.4%, compared to 94.5%;
•Total investment income of $79.6 million, compared to $72.1 million;
•Net income of $42.8 million, or $1.24 per diluted ordinary share, compared to $86.8 million, or $2.50 per diluted ordinary share; and
•Fully diluted book value per share increased 7.2% to $17.95, from $16.74 at December 31, 2023.

The Company’s underwriting loss for 2024 was driven primarily by (i) strengthening of Open Market specialty reserves related to aviation losses from the 2022 Russia-Ukraine conflict, and (ii) catastrophe losses including the Baltimore Bridge collapse, Hurricanes Helene and Milton, the Jeju Air plane crash, and other marine and energy related events. The combined ratio for 2024 included 2.4% related to Russia-Ukraine conflict, and 9.3% related to catastrophes.

Greg Richardson, Chief Executive Officer of Greenlight Re, stated, “While our financial results for the fourth quarter and full year 2024 fell short of our expectations, we are proud of what we have accomplished during the year in terms of strengthening our organization, processes, and balance sheet. We are well positioned to deliver shareholder value in 2025 and beyond.”

David Einhorn, Chairman of the Board of Directors, said, “The fourth quarter was challenging for our investment program post U.S. election results. However, Solasglas’ 9.8% return for the full-year 2024 was solid in light of our conservative positioning, with a year-ending net exposure of 33%.”

Greenlight Capital Re, Ltd. Fourth Quarter and Year-End 2024 Earnings Call

Greenlight Re will host a live conference call to discuss its financial results on Tuesday, March 11, 2025, at 9:00 a.m. Eastern Time. Dial-in details:

U.S. toll free             1-877-407-9753
International            1-201-493-6739

The conference call can also be accessed via webcast at:
https://event.webcasts.com/starthere.jsp?ei=1703379&tp_key=8d103d18f7

A telephone replay will be available following the call through March 18, 2025.  The replay of the call may be accessed by dialing 1-877-660-6853 (U.S. toll free) or 1-201-612-7415 (international), access code 13750849. An audio file of the call will also be available on the Company’s website, www.greenlightre.com.

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Non-GAAP Financial Measures
In presenting the Company’s results, management has included fully diluted book value per share as a financial measure that is not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). This measure is referred to as a non-GAAP measure. The non-GAAP measure may be defined or calculated differently by other companies. Management believes the measure allows for a more thorough understanding of the Company’s performance. The non-GAAP measure may not be comparable to similarly titled measures reported by other companies and should be used to monitor our results and should be considered in addition to, and not viewed as a substitute for those measures determined in accordance with GAAP. Reconciliation of the measure to the most comparable GAAP figures is included in the attached financial information in accordance with Regulation G.

Forward-Looking Statements
This news release contains forward-looking statements concerning Greenlight Capital Re, Ltd. and/or its subsidiaries (the “Company”) within the meaning of the U.S. federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. federal securities laws. These statements involve risks and uncertainties that could cause actual results to differ materially from those contained in forward-looking statements made on the Company’s behalf. These risks and uncertainties include a downgrade or withdrawal of our A.M. Best ratings; any suspension or revocation of any of our licenses; losses from catastrophes; the loss of significant brokers; the performance of Solasglas Investments, LP; the carry values of our investments made under our Greenlight Re Innovations segment may differ significantly from those that would be used if we carried these investments at fair value; and other factors described in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statements, which speak only as to the date of this release, whether as a result of new information, future events, or otherwise, except as provided by law.

About Greenlight Capital Re, Ltd.
Greenlight Re (www.greenlightre.com) provides multiline property and casualty insurance and reinsurance through its licensed and regulated reinsurance entities in the Cayman Islands and Ireland, and its Lloyd’s platform, Greenlight Innovation Syndicate 3456. The Company complements its underwriting activities with a non-traditional investment approach designed to achieve higher rates of return over the long term than reinsurance companies that exclusively employ more traditional investment strategies. The Company’s innovations unit, Greenlight Re Innovations, supports technology innovators in the (re)insurance space by providing investment capital, risk capacity, and access to a broad insurance network.

Investor Relations Contact
Karin Daly
Vice President, The Equity Group Inc.
(212) 836-9623
IR@greenlightre.ky

GREENLIGHT CAPITAL RE, LTD.
CONSOLIDATED BALANCE SHEETS
(expressed in thousands of U.S. dollars, except per share and share amounts)

	December 31, 2024	December 31, 2023
Assets
Investments
Investment in related party investment fund, at fair value	$387,144	$258,890
Other investments	73,160	73,293
Total investments	460,304	332,183
Cash and cash equivalents	64,685	51,082
Restricted cash and cash equivalents	584,402	604,648
Reinsurance balances receivable (net of allowance for expected credit losses)	704,483	619,401
Loss and loss adjustment expenses recoverable (net of allowance for expected credit losses)	85,790	25,687
Deferred acquisition costs	82,249	79,956
Unearned premiums ceded	29,545	17,261
Other assets	4,765	5,089
Total assets	$2,016,223	$1,735,307
Liabilities and equity
Liabilities
Loss and loss adjustment expense reserves	$860,969	$661,554
Unearned premium reserves	324,551	306,310
Reinsurance balances payable	105,892	68,983
Funds withheld	21,878	17,289
Other liabilities	6,305	11,795
Debt	60,749	73,281
Total liabilities	1,380,344	1,139,212
Shareholders' equity
Ordinary share capital (par value $0.10; issued and outstanding, 34,831,324) (2023: par value $0.10; issued and outstanding, 35,336,732)	$3,483	$3,534
Additional paid-in capital	481,551	484,532
Retained earnings	150,845	108,029
Total shareholders' equity	635,879	596,095
Total liabilities and equity	$2,016,223	$1,735,307

GREENLIGHT CAPITAL RE, LTD.
CONSOLIDATED RESULTS OF OPERATIONS
(expressed in thousands of U.S. dollars, except percentages and per share amounts)

	Three months ended December 31		Year ended December 31
	(Unaudited)
	2024	2023	2024	2023
Underwriting revenue
Gross premiums written	$143,756	$112,338	$698,335	$636,810
Gross premiums ceded	(12,459)	(7,022)	(77,070)	(42,762)
Net premiums written	131,297	105,316	621,265	594,048
Change in net unearned premium reserves	16,839	32,129	(1,311)	(10,901)
Net premiums earned	$148,136	$137,445	$619,954	$583,147
Underwriting related expenses
Net loss and LAE incurred:
Current year	$(100,998)	$(75,228)	$(406,465)	$(348,798)
Prior year	(21,747)	(704)	(20,804)	(11,206)
Net loss and LAE incurred	(122,745)	(75,932)	(427,269)	(360,004)
Acquisition costs	(38,549)	(42,175)	(176,775)	(168,877)
Underwriting expenses	(4,634)	(5,541)	(22,857)	(19,587)
Deposit interest expense, net	(208)	(2,042)	(1,228)	(2,687)
Net underwriting income (loss)	$(18,000)	$11,755	$(8,175)	$31,992

Income (loss) from investment in Solasglas	$(8,817)	$905	$33,605	$28,696
Net investment income	11,374	13,230	45,954	43,408
Total investment income	$2,557	$14,135	$79,559	$72,104

Corporate and other expenses	$(3,043)	$(9,833)	$(16,377)	$(23,653)
Foreign exchange gains (losses)	(8,851)	3,905	(5,606)	11,566
Other income, net	—	—	—	265
Interest expense	(1,009)	(2,367)	(5,836)	(5,344)
Income tax recovery (expense)	928	11	(749)	(100)
Net income	$(27,418)	$17,606	$42,816	$86,830

Earnings per share
Basic	$(0.81)	$0.52	$1.26	$2.55
Diluted	$(0.81)	$0.50	$1.24	$2.50

Underwriting ratios:
Current year loss ratio	68.1%	54.7%	65.6%	59.8%
Prior year reserve development ratio	14.7%	0.5%	3.4%	1.9%
Loss ratio	82.8%	55.2%	69.0%	61.7%
Acquisition cost ratio	26.0%	30.7%	28.5%	29.0%
Composite ratio	108.8%	85.9%	97.5%	90.7%
Underwriting expense ratio	3.3%	5.5%	3.9%	3.8%
Combined ratio	112.1%	91.4%	101.4%	94.5%

The following tables present the Company’s results by segment and on a consolidated basis:

Segment results for three months ended December 31, 2024

Three months ended December 31, 2024:	Open Market	Innovations	Corporate	Total Consolidated
Gross premiums written	$123,094	$20,663	$(1)	$143,756
Net premiums written	$113,907	$17,391	$(1)	$131,297
Net premiums earned	127,783	19,014	1,339	148,136
Net loss and LAE incurred	(105,307)	(12,955)	(4,483)	(122,745)
Acquisition costs	(32,539)	(5,729)	(281)	(38,549)
Other underwriting expenses	(3,901)	(733)	—	(4,634)
Deposit interest expense, net	(208)	—	—	(208)
Underwriting income (loss)	(14,172)	(403)	(3,425)	(18,000)
Net investment income (loss)	10,959	(208)	623	11,374
Corporate and other expenses	—	(429)	(2,614)	(3,043)
Income (loss) from investment in Solasglas			(8,817)	(8,817)
Foreign exchange losses			(8,851)	(8,851)
Interest expense			(1,009)	(1,009)
Income (loss) before income taxes	(3,213)	(1,040)	(24,093)	(28,346)

Underwriting ratios:
Loss ratio	82.4%	68.1%	334.8%	82.8%
Acquisition cost ratio	25.5%	30.1%	21.0%	26.0%
Composite ratio	107.9%	98.2%	355.8%	108.8%
Underwriting expenses ratio	3.2%	3.9%	—%	3.3%
Combined ratio	111.1%	102.1%	355.8%	112.1%

Segment results for three months ended December 31, 2023

Three months ended December 31, 2023:	Open Market	Innovations	Corporate	Total Consolidated
Gross premiums written	$77,505	$22,618	$12,215	$112,338
Net premiums written	$72,094	$20,995	$12,227	$105,316
Net premiums earned	101,889	23,223	12,333	137,445
Net loss and LAE incurred	(53,006)	(14,160)	(8,766)	(75,932)
Acquisition costs	(32,789)	(6,823)	(2,563)	(42,175)
Other underwriting expenses	(4,835)	(706)	—	(5,541)
Deposit interest expense, net	(2,042)	—	—	(2,042)
Underwriting income (loss)	9,217	1,534	1,004	11,755
Net investment income	8,230	4,333	667	13,230
Corporate and other expenses	—	(812)	(9,021)	(9,833)
Income from investment in Solasglas			905	905
Foreign exchange gains			3,905	3,905
Interest expense			(2,367)	(2,367)
Income (loss) before income taxes	$17,447	$5,055	$(4,907)	$17,595

Underwriting ratios:
Loss ratio	52.0%	61.0%	71.1%	55.2%
Acquisition cost ratio	32.2%	29.4%	20.8%	30.7%
Composite ratio	84.2%	90.4%	91.9%	85.9%
Underwriting expenses ratio	6.7%	3.0%	—%	5.5%
Combined ratio	90.9%	93.4%	91.9%	91.4%

Segment results for year ended December 31, 2024

Year ended December 31, 2024:	Open Market	Innovations	Corporate	Total Consolidated
Gross premiums written	$603,798	$94,725	$(188)	$698,335
Net premiums written	541,446	80,016	(197)	$621,265
Net premiums earned	511,922	86,352	21,680	$619,954
Net loss and LAE incurred	(341,586)	(51,939)	(33,744)	$(427,269)
Acquisition costs	(144,852)	(27,151)	(4,772)	$(176,775)
Other underwriting expenses	(19,175)	(3,682)	—	$(22,857)
Deposit interest expense, net (1)	(1,228)	—	—	$(1,228)
Underwriting income (loss)	5,081	3,580	(16,836)	$(8,175)
Net investment income	42,629	702	2,623	$45,954
Corporate and other expenses	—	(2,445)	(13,932)	$(16,377)
Income from investment in Solasglas			33,605	33,605
Foreign exchange losses			(5,606)	(5,606)
Interest expense			(5,836)	(5,836)
Income (loss) before income taxes	$47,710	$1,837	$(5,982)	$43,565

Underwriting ratios:
Loss ratio	66.7%	60.1%	155.6%	69.0%
Acquisition cost ratio	28.3%	31.4%	22.0%	28.5%
Composite ratio	95.0%	91.5%	177.6%	97.5%
Underwriting expenses ratio	4.0%	4.3%	—%	3.9%
Combined ratio	99.0%	95.8%	177.6%	101.4%

Segment results for year ended December 31, 2023

Year ended December 31, 2023:	Open Market	Innovations	Corporate	Total Consolidated
Gross premiums written	$504,435	$88,602	$43,773	$636,810
Net premiums written	466,544	83,608	43,896	$594,048
Net premiums earned	466,751	71,769	44,627	$583,147
Net loss and LAE incurred	(262,290)	(44,855)	(52,859)	$(360,004)
Acquisition costs	(136,356)	(22,381)	(10,140)	$(168,877)
Other underwriting expenses	(16,827)	(2,760)	—	$(19,587)
Deposit interest expense, net	(2,687)	—	—	$(2,687)
Underwriting income (loss)	48,591	1,773	(18,372)	$31,992
Net investment income	37,351	2,732	3,325	$43,408
Corporate and other expenses	—	(3,080)	(20,573)	$(23,653)
Income from investment in Solasglas			28,696	28,696
Foreign exchange gains			11,566	11,566
Other income, net			265	265
Interest expense			(5,344)	(5,344)
Income (loss) before income taxes	$85,942	$1,425	$(437)	$86,930

Underwriting ratios:
Loss ratio	56.2%	62.5%	118.4%	61.7%
Acquisition cost ratio	29.2%	31.2%	22.7%	29.0%
Composite ratio	85.4%	93.7%	141.1%	90.7%
Underwriting expenses ratio	4.2%	3.8%	—%	3.8%
Combined ratio	89.6%	97.5%	141.1%	94.5%

GREENLIGHT CAPITAL RE, LTD.
KEY FINANCIAL MEASURES AND NON-GAAP MEASURES

Management uses certain key financial measures, some of which are not prescribed under U.S. GAAP rules and standards (“non-GAAP financial measures”), to evaluate our financial performance, financial position, and the change in shareholder value. Generally, a non-GAAP financial measure, as defined in SEC Regulation G, is a numerical measure of a company’s historical or future financial performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented under U.S. GAAP. We believe that these measures, which may be calculated or defined differently by other companies, provide consistent and comparable metrics of our business performance to help shareholders understand performance trends and facilitate a more thorough understanding of the Company’s business. Non-GAAP financial measures should not be viewed as substitutes for those determined under U.S. GAAP.

The key non-GAAP financial measure used in this news release is:
•Fully diluted book value per share

This non-GAAP financial measure is described below.

Fully Diluted Book Value Per Share

Our primary financial goal is to increase fully diluted book value per share over the long term. We use fully diluted book value as a financial measure in our incentive compensation plan.

We believe that long-term growth in fully diluted book value per share is the most relevant measure of our financial performance because it provides management and investors a yardstick to monitor the shareholder value generated. Fully diluted book value per share may also help our investors, shareholders, and other interested parties form a basis of comparison with other companies within the property and casualty reinsurance industry. Fully diluted book value per share should not be viewed as a substitute for the most comparable U.S. GAAP measure, which in our view is the basic book value per share.

We calculate basic book value per share as (a) ending shareholders' equity, divided by (b) the total ordinary shares issued and outstanding, as reported in the consolidated financial statements. Fully diluted book value per share represents basic book value per share combined with any dilutive impact of in-the-money stock options (assuming net exercise) and all outstanding restricted stock units, “RSUs”. We believe these adjustments better reflect the ultimate dilution to our shareholders.

The following table presents a reconciliation of the fully diluted book value per share to basic book value per share (the most directly comparable U.S. GAAP financial measure):

	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Numerator for basic and fully diluted book value per share:
Total equity as reported under U.S. GAAP	$635,879	$663,418	$634,020	$624,458	$596,095
Denominator for basic and fully diluted book value per share:
Ordinary shares issued and outstanding as reported and denominator for basic book value per share	34,831,324	34,832,493	35,321,144	35,321,144	35,336,732
Add: In-the-money stock options (1) and all outstanding RSUs	590,001	602,013	594,612	585,334	264,870
Denominator for fully diluted book value per share	35,421,325	35,434,506	35,915,756	35,906,478	35,601,602

Basic book value per share	$18.26	$19.05	$17.95	$17.68	$16.87
Fully diluted book value per share	$17.95	$18.72	$17.65	$17.39	$16.74
(1) Assuming net exercise by the grantee.